FUNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

January 02, 2026

FIRST MID BANCSHARES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-13368	37-1103704
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1421 CHARLESTON AVENUE
MATTOON, IL	61938
(Address of Principal Executive Offices)	(Zip Code)

(217) 234-7454

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FMBH	Nasdaq Global Market

Item 8.01. Other Events.

As previously announced, on October 29, 2025, First Mid Bancshares, Inc. ( “First Mid”) and Star Sub LLC, a newly formed Iowa limited liability company and wholly-owned subsidiary of First Mid (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Two Rivers Financial Group, Inc., an Iowa corporation (“Two Rivers”), pursuant to which, among other things, First Mid agreed to acquire 100% of the issued and outstanding shares of Two Rivers pursuant to a business combination whereby Two Rivers will merge with and into Merger Sub, whereupon the separate corporate existence of Two Rivers will cease and Merger Sub will continue as the surviving company and a wholly-owned subsidiary of First Mid (the “Merger”).

On December 30, 2025, First Mid received approval of the Merger from the Federal Reserve Bank of Chicago. First Mid previously received approval from the Iowa Division of Banking on December 23, 2025. First Mid anticipates that, subject to the satisfaction of customary closing conditions, the closing of the Merger will occur in the 1st quarter of 2026.

Forward Looking Statements

This document may contain certain forward-looking statements about First Mid and Two Rivers, such as discussions of First Mid’s and Two Rivers’ pricing and fee trends, credit quality and outlook, liquidity, new business results, expansion plans, anticipated expenses and planned schedules. First Mid and Two Rivers intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of First Mid and Two Rivers are identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or similar expressions. Actual results could differ materially from the results indicated by these statements because the realization of those results is subject to many risks and uncertainties, including, among other things, the possibility that any of the anticipated benefits of the proposed transactions between First Mid and Two Rivers will not be realized within the expected time period; the risk that integration of the operations of Two Rivers with First Mid will be materially delayed or will be more costly or difficult than expected; the inability to complete the proposed transactions due to the failure to satisfy conditions to completion of the proposed transactions, including shareholder and other approvals; the failure of the proposed transactions to close for any other reason; the effect of the announcement of the proposed transactions on customer relationships and operating results; the possibility that the proposed transactions may be more expensive to complete than anticipated, including as a result of unexpected factors or events; changes in interest rates; general economic conditions and those in the market areas of First Mid and Two Rivers; legislative and/or regulatory changes; monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board; the quality or composition of First Mid’s and Two Rivers’ loan or investment portfolios and the valuation of those investment portfolios; demand for loan products; deposit flows; competition, demand for financial services in the market areas of First Mid and Two Rivers; accounting principles, policies and guidelines; and the ability to complete the proposed transactions or any of the other foregoing risks. Additional information concerning First Mid, including additional factors and risks that could materially affect First Mid’s financial results, are included in First Mid’s filings with the SEC, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the SEC, First Mid and Two Rivers do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.

Important Information about the Merger and Additional Information

First Mid will file a registration statement on Form S-4 with the SEC in connection with the proposed transaction. The registration statement will include a proxy statement of Two Rivers that also constitutes a prospectus of First Mid, which will be sent to the shareholders of Two Rivers. Two Rivers shareholders are urged to read the proxy statement/prospectus when it becomes available, which will contain important information about First Mid, Two Rivers and the proposed transaction, including detailed risk factors. The proxy statement/prospectus and other documents which will be filed by First Mid with the SEC will be available free of charge at the SEC’s website, www.sec.gov. These documents also can be obtained free of charge by accessing First Mid’s website at www.firstmid.com under the tab “Investor Relations” and then under “SEC Filings.” Alternatively, when available, these documents can be obtained free of charge from First Mid upon written request to First Mid Bancshares, PO Box 499, Mattoon, IL 61938, Attention: Investor Relations; or from Two Rivers upon written request to Two Rivers Financial Group, Inc., 222 North Main St., Burlington, IA 52601-5214, Attention: Andrea Gerst, CFO. A final proxy statement/prospectus will be mailed to the shareholders of Two Rivers.

Participants in the Solicitation

First Mid and Two Rivers, and certain of their respective directors, executive officers, and other members of management and employees, are participants in the solicitation of proxies in connection with the proposed transactions. Information about the directors and executive officers of First Mid is set forth in the proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 18, 2025. These documents can be obtained free of charge from the sources provided above. Investors may obtain additional information regarding the interests of such participants in the proposed transactions by reading the proxy statement/prospectus for such proposed transactions when it becomes available.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST MID BANCSHARES, INC.

Dated: January 02, 2026

By: /s/ Joseph R. Dively
Joseph R. Dively

Chairman and Chief Executive Officer